Exhibit 10.38

[***] — Certain information in this document have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

FOURTH AMENDMENT

TO

AMENDED AND RESTATED

BOVINE VACCINE DISTRIBUTION AGREEMENT

                This Fourth Amendment (the “Fourth Amendment”) is entered into as of the  16th day of November, 2007 (“Effective Date”) by and between DIAMOND ANIMAL HEALTH, INC., an Iowa corporation with offices at 2538 Southeast 43rd Street, Des Moines, Iowa 50317 (“Diamond”) and AGRI LABORATORIES, LTD., a Delaware corporation, with offices at 20927 State Route K, St. Joseph, Missouri 64505 (“Distributor”) as an amendment to that certain Amended and Restated Bovine Vaccine Distribution Agreement dated as of September 30, 2002 between Diamond and Distributor (the “Original Agreement”), as amended by that certain First Amendment dated as of September 20, 2004 (the “First Amendment”), that certain Second Amendment dated as of December 10, 2004 (the “Second Amendment”) and that certain Third Amendment dated as of May 26, 2006 (the “Third Amendment”) (collectively, the “Agreement”).

                WHEREAS, Diamond and Distributor are parties to the Agreement providing for the distribution of certain bovine antigens; and

                WHEREAS, Diamond and Distributor desire to amend the Agreement on the terms and conditions of this Fourth Amendment.

                NOW, THEREFORE, the parties agree as follows:

                1.             Definitions.  Capitalized terms used herein shall have the meaning ascribed to them in the Agreement, unless otherwise defined herein.

                2.             Exclusivity.  Section 1.02 of the Agreement is hereby deleted in its entirety and replaced with the following paragraphs:

Distributor’s distribution rights under the Agreement shall be exclusive in the United States, Africa and Mexico for all products identified on Exhibit A attached to the Agreement and Additional Products added pursuant to Section 2 through Contract Year 2009, except as set forth in this paragraph, and unless terminated earlier in accordance with the provisions of the Agreement.  Distributor’s distribution rights under the Agreement shall be non-exclusive during the remaining term of the Agreement following Contract Year 2009.  In addition, Distributor’s rights under this Agreement shall be non-exclusive in Canada for all Products through Contract Year 2008 and Distributor shall have no distribution rights in Canada after Contract Year 2008.  Notwithstanding the foregoing, (i) Distributor shall have no distribution rights for any Products

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containing [***] antigens listed on Exhibit C without the prior written consent and agreement of [***]; (ii) Distributor acknowledges that [***] has exclusive rights to distribute in Canada the product combinations (and lesser fallout products containing [***] antigens) described in Exhibit C; (iii) Diamond and its Affiliates may sell, have sold and otherwise distribute to [***] without restriction the individual [***] antigens listed in Exhibit C; (iv) Diamond and its Affiliates may sell, have sold and otherwise distribute to [***] without restriction the individual antigens and monovalent vaccines (i.e., a vaccine containing a single bovine antigen) listed in Exhibit B; and (v) Diamond and its Affiliates may sell, have sold, and otherwise distribute to [***] without any restriction biological veterinary products containing antigens specified in Exhibit D to be used in solid dose configurations or using [***] technologies.

It is further recognized by the parties hereto that the parties will make good faith efforts to hereafter negotiate fair and equitable agreements as between them for the sale of bulk antigens to other vaccine companies which sales should be included in the Qualified Revenue requirements as set forth in Section 1.04(ii).  If the parties hereto cannot agree for the sale of Bulk Antigens to other vaccine companies in territories in which Distributor has exclusivity, then Diamond shall be prohibited from making any Bulk Sales, except as set forth in Section 1.02.

3.             Appendices. Exhibit A, AA, B, C and D of the Agreement are hereby deleted each in its entirety and replaced with Exhibit A, AA, B, C and D of this Fourth Amendment, respectively.

4.             Territory.  Section 1.03 of the Agreement is hereby deleted in its entirety and replaced with the following paragraph:

Subject to the terms and conditions of this Agreement, Distributor is authorized to sell, have sold and otherwise distribute Products and Additional Products added pursuant to Section 2 (hereafter collectively referred to as (“All Products”)) in the United States, Africa, Mexico and Canada, limited only as provided in Section 1.02; provided, that notwithstanding any provision of this Agreement to the contrary, Distributor shall have no distribution rights in Canada after Contract Year 2008.

5.             Remaining R&D Agreement.  On September 20, 2004, Distributor and Diamond entered into a research, development and licensing agreement (the “Remaining R&D Agreement”).  The parties agree that the remaining activities required to be performed by Diamond under the current Research and Development Program of the Remaining R&D Agreement are attached hereto as point 3 in Exhibit E and shall be performed subject to the terms and conditions of the Remaining R&D Agreement.  The parties agree, furthermore, that upon

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completion of each activity in Exhibit E, all payments due Diamond from Distributor corresponding to such activity will be paid.  In addition the parties agree that at a logically reasonable time with respect to [***], Diamond shall use its reasonable best efforts to perform [***] solely at Diamond’s cost. The parties agree that Diamond will pursue [***] for [***] regardless of the regulatory issues with [***]. For the purposes of this Amendment, “[***]” means [***].

                6.             Confidentiality of Agreement.  Notwithstanding any provision of the Agreement to the contrary, this Fourth Amendment shall be publicly available information for SEC filing, press release and other discussion purposes; provided, the parties shall agree to a draft of this Fourth Amendment (the “Redacted Version”) including highlighted items which shall be redacted from any initial SEC filings and shall be deemed Confidential Information under Section 13.05 of the Agreement.  The parties also agree to a press release to announce this Fourth Amendment, attached hereto in Exhibit F, which shall be issued after the parties have agreed on the Redacted Version.  If the parties do not mutually agree on the Redacted Version and issue the press release in Exhibit F prior to December 31, 2007, this Fourth Amendment shall be null and void.

                7.             Captions.  The captions set forth in this Fourth Amendment are for convenience only and shall not be used in any way to construe or interpret this Fourth Amendment, the Agreement, or the Remaining R&D Agreement.

                8.             Effect of Amendment.  This Fourth Amendment is hereby incorporated by reference into the Agreement as if fully set forth therein, the Agreement as amended by this Fourth Amendment shall continue in full force and effect following execution and delivery hereof, and references to the term “Agreement” shall include this Fourth Amendment.  In the event of any conflict between the terms and conditions of the Original Agreement, First Amendment, Second Amendment, Third Amendment and this Fourth Amendment, the terms and conditions of this Fourth Amendment shall control.

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment be executed by their duly authorized representatives as of the date first written above.

DIAMOND ANIMAL HEALTH, INC.

By:	/s/ Jason Napolitano
Its:	Chief Financial Officer

AGRI LABORATORIES, LTD.

By:	Steve Schram
Its:	CEO/President

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EXHIBIT A

Initial Products

I.              Modified Live Products:

Pricing (USD)

Tradename	Antigens	[***]	[***]	[***]

Titanium BRSV	BRSV		[***]	[***]
Titanium BRSV Vac3	BRSV, PI3, IBR		[***]	[***]
Titanium 5	BRSV, PI3, IBR, BVD1, BVD2	[***]	[***]	[***]
Titanium 5 L5	BRSV, PI3, IBR, BVD1, BVD2, Lepto 5	[***]	[***]	[***]
[***]	[***]		[***]	[***]
Titanium 3+ BRSV LP*	BRSV, PI3, IBR, BVD1, BVD2, L. pomona		[***]	[***]
Titanium 3+ LP*	IBR, BVD1, BVD2, PI3, L.pomona		[***]	[***]
Titanium IBR	IBR		[***]	[***]
Titanium IBR LP*	IBR, L. pomona		[***]	[***]
Titanium 3	IBR, BVD1, BVD2		[***]	[***]
Titanium 4	IBR, PI3, BVD1, BVD2		[***]	[***]
Titanium 4 L5	IBR, PI3, BVD1, BVD2, Lepto 5		[***]	[***]

Above Pricing based on Standard Batch Sizes:

[***]dose Large Freeze Dryer- [***] units / [***] doses             Small Freeze Dryer- [***] units / [***] doses

[***] dose             Large Freeze Dryer- [***]units / [***] doses Small Freeze Dryer- [***] units / [***] doses

* =  Titanium + LP combinations have [***] unit Standard Batch size irrespective of  presentation (Dose volume)

Any product or combination not listed above that is desired by Distributor may be added to this Exhibit pursuant to Section 2 of Agreement and new pricing will be established; provided, that such additional Products shall qualify as “Initial Products” only if they meet the definition of “Initial Products” set forth in Section 13.08 of the Agreement.

II.            Killed Products:

Pricing (USD)

Tradename	Antigens	[***]	[***]
MasterGuard Preg.5	KIBR, KBVD1, KBVD2, MLV BRSV, PI3	[***]	[***]
MasterGuard 10	KIBR, KBVD1, KBVD2, MLV BRSV, PI3, L5	[***]	[***]

Above Pricing based on Standard Batch Sizes
[***] dose	[***] units / [***] doses
[***] dose	[***] units / [***] doses

Tradename	Antigens	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Above Pricing based on Standard Batch Sizes
[***] dose	[***] units / [***] doses or [***] units / [***] doses
[***] dose	[***] units / [***] doses or [***] units / [***] doses

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EXHIBIT AA

Potential Additional Antigens that qualify to be

Classified as “Initial Products” per Section 13.08

[***]

•              [***]

•              [***]

•              [***]

•              [***]

•              [***]

•              [***]

•              [***]

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EXHIBIT B

[***]

[***] Antigens or [***] Vaccine

Infectious Bovine [***]

Bovine [***]

> [***]

> [***]

Bovine [***]

[***]

[***]

(Master Cell Stock)

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EXHIBIT C

[***]

[***]			[***]

1.	[***]		[***]
[***]

2.	[***]		[***]

3.	[***]		[***]
	[***]		[***]
[***]

[***]

[***]

[***]

[***]

[***]

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EXHIBIT D

[***]

                                                Diamond antigens to be incorporated into the [***] or Solid Dose Technologies:

                                                                [***]

                                                                [***]

                                                                [***]

                                                                [***]

                                                                [***]

                                                                Note:  [***] Component contains both Type I and Type II

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EXHIBIT E

1.               [***]

2.               [***]

3.               [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

Note: All activities subject to current [***] regulations and guidance.

EXHIBIT F

Press Release

Press Release Logo of Heska Corporation

FOR IMMEDIATE RELEASE

At Heska Corporation:

Jason Napolitano, Executive Vice President & CFO

        (970) 493-7272, Ext. 4105

Heska Announces Amended Agreement with AgriLabs

LOVELAND, CO, November 30, 2007 — Heska Corporation (NASDAQ: HSKA) today announced its Des Moines-based subsidiary (“Heska Des Moines”) has amended its bovine vaccine distribution agreement with Agri Laboratories, Ltd. (“AgriLabs”).  Heska Corporation (“Heska” or the “Company”) reports revenue generated under this agreement in Heska’s Other Vaccines, Pharmaceuticals and Products segment.  Under the terms of the amended agreement, Heska Des Moines agreed to fund a portion of development spending under the remaining research and development agreement with AgriLabs in return for certain distribution rights.

Under the amendment, AgriLabs will continue to market the underlying bovine vaccines in the United States, Africa and Mexico through December 15, 2013.  Subject to minimum purchase requirements, AgriLabs’ rights in these regions will be exclusive through December 15, 2009.  Heska Des Moines is free to sell these bovine vaccines to any party of its choosing in other regions of the world.  AgriLabs will also maintain non-exclusive rights to these bovine vaccines in Canada through December 15, 2008.

“The vaccines underlying this agreement are well known in the United States and Africa cattle markets where they are sold under AgriLabs’ label and tradenames Titanium® and MasterGuard®.  We were pleased when AgriLabs began to sell these vaccines in new markets, first in Africa and most recently in Mexico,” said Robert Grieve, Heska’s Chairman and CEO.  “We are pleased to continue our positive working relationship with AgriLabs and continue to benefit from their livestock market expertise.”

“We are proud of the leadership position we have established for these vaccines.  Our research and development agreement with Heska Des Moines is the cornerstone of our commitment to maintain the preeminence of these vaccines in the marketplace,” commented Steve Schram, AgriLabs’ President and CEO.  “We are pleased Heska Des Moines has agreed to fund a portion of this effort.  We view this as another installment in a long history of mutually beneficial agreements between our companies.”

About Heska

Heska Corporation (NASDAQ: HSKA) sells advanced veterinary diagnostic and other specialty veterinary products.  Heska’s state-of-the-art offerings to its customers include diagnostic instruments and supplies as well as single use, point-of-care tests, vaccines and pharmaceuticals.  The company’s core focus is on the canine and feline markets where it strives to provide high value products and unparalleled customer support to veterinarians.  For further information on Heska and its products, visit the company’s website at www.heska.com.

About AgriLabs

AgriLabs is the largest private label marketer of veterinary vaccines and pharmaceuticals in the United States.  AgriLabs is proficient in sales, marketing and technology transfer of current and future compounds or antigens for both food and companion animal markets.  The AgriLabs distribution network of distribution owners is the largest in the United States and has the ability to efficiently reach the livestock and consumer marketplace through various veterinary, direct and retail channels.  For additional information on AgriLabs and its products or distributors, visit the company website at www.agrilabs.com

Forward-Looking Statements

This announcement contains forward-looking statements regarding Heska’s future financial and operating results.  These statements are based on current expectations and are subject to a number of risks and uncertainties.  In addition, factors that could affect the business and financial results of Heska generally include the following: risks regarding the commercialization and market acceptance of products the Company may introduce in the future; risks relating to the size and stability of markets for the Company’s products, such as foreign markets for cattle vaccines which are generally smaller than the corresponding domestic market and may be subject to greater volatility; uncertainties regarding the outcome of research and development efforts, which may not yield marketable products or any products at all; uncertainties regarding reliance on third parties to whom substantial marketing rights to existing products have been granted, such as reliance on an exclusive distribution agreement with AgriLabs and the affiliated risks of relying on perceptions of AgriLabs’ brand and trademarks in the marketplace; competition; and the risks set forth in Heska’s filings and future filings with the Securities and Exchange Commission, including those set forth in Heska’s Annual Report on Form 10-K for the year ended December 31, 2006 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2007.

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